EXHIBIT 99.1
                COLONIAL COMMERCIAL CORP. REPORTS FIRST QUARTER
                -----------------------------------------------
                               FINANCIAL RESULTS
                               -----------------
HAWTHORNE, New Jersey (May 15, 2008) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced financial results for the first quarter ended March 31, 2008.

Sales  increased  by  13.6%, or $2,178,896, to $18,221,128 for the quarter ended
March 31, 2008 from $16,042,232 for the same period in 2007. Sales by new branches acquired or started after March 31, 2007 were $2,810,343 for the quarter ended March 31, 2008, while sales from continuing branches declined by 3.9%, or $631,447, from $16,042,232 to $15,410,785. The decline in sales reflects a reduction in new residential construction and renovations and unfavorable weather conditions.

Gross profit increased by 9.9%, or $484,084, to $5,355,586 for the quarter ended March 31, 2008 from $4,871,502 for the same period in 2007. Gross profit from new branches was $813,290 for the quarter, while gross profit from continuing branches declined by 6.8%, or $329,206, from $4,871,502 to $4,542,296. The decline in gross profit from continuing branches reflects the decrease in sales as well as reduced earned vendor rebates and reduced cash on purchases.

Net loss increased by $1,109,730 to $1,499,670 for the quarter ended March 31, 2008, compared to a net loss of $389,940 for the same period in 2007. The increase in net loss is primarily the result of the $329,206 decrease in gross margins, a $132,069 increase in bad debt expense, and a $185,162 increase in accounting, bank and professional fees from continuing branches, and $397,298 in losses incurred by our new branches.

William Pagano, Chief Executive Officer of the Company, said, "In general, our results for the quarter reflect the economic downturn in our region, the seasonality of our business that makes the first quarter our weakest quarter, and ramp up costs for our new Albany and S&A branches. We're responding to current economic conditions by reducing our expenses and increasing product offerings, while Peter Gasiewicz, our new Vice President of Sales, is focusing on increasing sales and market penetration.

We think that our response to the current difficult environment will give us a strong advantage once the economy revives."

About Colonial Commercial Corp.
-------------------------------
Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing and electrical supplies and equipment in the states of New York, New Jersey, Massachusetts, Connecticut and eastern Pennsylvania through its Universal Supply Group, Inc., www.usginc.com, American/Universal Supply Inc.,
               --------------
www.ausupplyinc.com,  The  RAL  Supply  Group,  Inc., www.ralsupply.com, and S&A
-------------------                                   -----------------
Supply,  Inc.,  www.sasupplyinc.com,  subsidiaries  to professional contractors.
                -------------------
These contractors purchase and install equipment and systems for residential, commercial and industrial users. Colonial also provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. The Company is a leader in the design of direct digital control systems and systems that control multi-location facilities through the Internet.

The Company also distributes home appliances to dealer groups and appliance stores through its Goldman Universal division, and water filtration systems, parts and accessories and other products through its e-commerce store, www.procontractorstore.com, operated by RAL. The Company is headquartered in
--------------------------
New Jersey, and, with its affiliates, operates out of 20 locations in its geographic trading area. For more information on Colonial's operations, products and/or services, please visit www.colonialcomm.com.
                                            --------------------

Safe  Harbor  Statement
-----------------------
The foregoing press release may contain statements concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.
                         (Financial Highlights Follow)


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
                                   COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                      Condensed Consolidated Balance Sheets

                                                                                      March 31,     December 31,
                                                                                         2008           2007
                                                                                     ------------  --------------
                                                                                      (unaudited)
                                              Assets
Current assets:
  Cash                                                                               $   628,524   $     622,723
  Accounts receivable, net of allowance for doubtful accounts of $325,355 in 2008
    and $478,857 in 2007                                                               9,774,878      11,364,038
  Inventory                                                                           17,380,821      17,282,661
  Prepaid expenses and other current assets                                              943,868       1,107,623
  Deferred tax asset - current portion                                                   532,500         532,500
                                                                                     ------------  --------------
      Total current assets                                                            29,260,591      30,909,545
Property and equipment                                                                 1,782,271       1,799,689
Goodwill                                                                               1,628,133       1,628,133
Other intangibles                                                                        357,726         366,376
Other assets - noncurrent                                                                208,295         227,478
Deferred tax asset - noncurrent                                                        1,176,000       1,176,000
                                                                                     ------------  --------------
                                                                                     $34,413,016   $  36,107,221
                                                                                     ============  ==============
                                  Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                                     $ 8,849,068   $   7,774,988
  Accrued liabilities                                                                  2,056,337       1,970,396
  Income taxes payable                                                                         -           2,576
  Borrowings under credit facility - revolving credit                                 16,699,245      18,027,055
  Convertible notes payable, includes related party notes of $162,500 in 2008 and
    $62,500 in 2007                                                                      237,500         137,500
  Notes payable - current portion; includes related party notes of $780,000 in 2008
    and $30,000 in 2007                                                                  904,063         158,827
                                                                                     ------------  --------------
      Total current liabilities                                                       28,746,213      28,071,342
  Convertible notes payable, includes related party notes of $162,500 in 2008 and
    $262,500 in 2007                                                                     237,500         337,500
  Notes payable, excluding current portion; includes related party notes of $0 in
    2008 and $750,000 in 2007                                                            153,731         929,814
                                                                                     ------------  --------------
      Total liabilities                                                               29,137,444      29,338,656
                                                                                     ------------  --------------
                                      Commitments and contingencies
Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized, 467,500 shares issued and outstanding in 2008 and 2007, liquidation
    preference of $2,337,500 in 2008 and 2007                                             23,375          23,375
  Common stock, $.05 par value, 20,000,000 shares authorized, 4,637,530 shares
    issued and outstanding in 2008 and 2007                                              231,876         231,876
  Additional paid-in capital                                                          10,780,128      10,773,451
  Accumulated deficit                                                                 (5,759,807)     (4,260,137)
                                                                                     ------------  --------------
      Total stockholders' equity                                                       5,275,572       6,768,565
                                                                                     ------------  --------------
                                                                                     $34,413,016     $36,107,221
                                                                                     ============  ==============


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
                        COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                      Condensed Consolidated Statements of Operations
                                        (Unaudited)

                                                             For The Three Months Ended
                                                                       March 31,
                                                           --------------------------------
                                                                 2008             2007
                                                           ---------------  ---------------
Sales                                                      $   18,221,128   $   16,042,232
Cost of sales                                                  12,865,542       11,170,730
                                                           ---------------  ---------------
    Gross profit                                                5,355,586        4,871,502

Selling, general and administrative expenses, net               6,557,004        4,988,606
                                                           ---------------  ---------------
    Operating loss                                             (1,201,418)        (117,104)

Other income                                                       84,785           64,598
Interest expense, net; includes related party interest of
  $21,551 in 2008 and $25,967 in 2007                            (379,149)        (334,042)
                                                           ---------------  ---------------
    Loss before income tax expense                             (1,495,782)        (386,548)

Income tax expense                                                  3,888            3,392
                                                           ---------------  ---------------
    Net loss                                               $   (1,499,670)  $     (389,940)
                                                           ===============  ===============

Loss per common share:
  Basic                                                    $        (0.32)  $        (0.08)
                                                           ===============  ===============
  Diluted                                                  $        (0.32)  $        (0.08)
                                                           ===============  ===============

Weighted average shares outstanding:
  Basic                                                         4,637,530        4,645,102
                                                           ===============  ===============
  Diluted                                                       4,637,530        4,645,102
                                                           ===============  ===============

                      COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                   Condensed Consolidated Statements of Cash Flows
                                     (Unaudited)

                                                            For The Three Months Ended
                                                                     March 31,
                                                               2008          2007
                                                            ------------  ------------
Cash flows from operating activities:
  Net loss                                                  $(1,499,670)  $  (389,940)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Stock-based compensation                                    6,677        10,335
      Provision for doubtful accounts                           139,661         1,792
      Depreciation                                              158,509       119,151
      Amortization of intangibles                                 8,650           500
      Accretion of debt discount                                 14,423         9,375
      Changes in operating assets and liabilities
        Accounts receivable                                   1,449,499       611,563
        Inventory                                               (98,160)   (1,770,569)
        Prepaid expenses and other current assets               163,755      (214,181)
        Other assets - noncurrent                                19,183        11,437
        Trade payables                                        1,074,080     2,203,625
        Accrued liabilities                                      85,941       (66,844)
        Income taxes payable                                     (2,576)       (1,321)
                                                            ------------  ------------
        Net cash provided by operating activities             1,519,972       524,923
                                                            ------------  ------------

Cash flows from investing activities:
  Additions to property and equipment                          (141,091)      (60,373)
                                                            ------------  ------------
        Net cash used in investing activities                  (141,091)      (60,373)
                                                            ------------  ------------

Cash flows from financing activities:
  Issuance of common stock and exercise of stock options              -        13,000
  Repayments of notes payable                                   (45,270)      (19,102)
  Repayments under credit facility - revolving credit, net   (1,327,810)     (340,313)
                                                            ------------  ------------
        Net cash used in financing activities                (1,373,080)     (346,415)
                                                            ------------  ------------
Increase in cash                                                  5,801       118,135
Cash - beginning of period                                      622,723       482,251
                                                            ------------  ------------
Cash - end of period                                        $   628,524   $   600,386
                                                            ============  ============